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                                                                      EXHIBIT 13


                    Certification PURSUANT TO RULE 13a-14(b)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                  Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States
Code), the undersigned officer of Vernalis plc, a company incorporated under the laws of England and Wales (the "Company"), hereby certifies, to such officer's knowledge, that:

                  The Annual Report on Form 20-F for the year ended December 31, 2004 (the "Report") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 13, 2005

                                                     /s/  Simon J. Sturge
                                                     ------------------------
                                                     Simon J. Sturge
                                                     Chief Executive Officer


                  The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) as an exhibit to the Report.
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                    Certification PURSUANT TO RULE 13a-14(b)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                  Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States
Code), the undersigned officer of Vernalis plc, a company incorporated under the laws of England and Wales (the "Company"), hereby certifies, to such officer's knowledge, that:

                  The Annual Report on Form 20-F for year ended December 31, 2004 (the "Report") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 13, 2005

                                                     /s/  Anthony J. Weir
                                                     ------------------------
                                                     Anthony J. Weir
                                                     Chief Financial Officer


                  The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) as an exhibit to the Report.